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                                                                    EXHIBIT 10.4

                  CORPORATE PROPERTY ASSOCIATES 16 INCORPORATED
                              50 ROCKEFELLER PLAZA
                               NEW YORK, NY 10020

                             SALES AGENCY AGREEMENT

                                                               ______ ____, 2003

Carey Financial Corporation
50 Rockefeller Plaza
New York, NY 10020

Ladies and Gentlemen:

         Corporate Property Associates 16 Incorporated, a Maryland corporation (the "Company"), hereby confirms its agreement with you as follows:

         1. Introduction. This Sales Agency Agreement (the "Agreement") sets forth the understandings and agreements between the Company and you whereby you will offer and sell on a best efforts basis for the account and risk of the Company, along with a group of selected dealers (the "Selected Dealers") and registered investment advisors (the "Selected Investment Advisors") to be formed with your assistance, shares of common stock of the Company, par value $0.001 per share, registered on Form S-11 at $10 per share (subject to certain volume discounts), which consist of (i) 100,000,000 shares (the "Firm Shares") of its common stock and (ii) for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at your option up to an additional 15,000,000 shares (the "Additional Shares") of its common stock. The Firm Shares and any Additional Shares are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

         2. Representations and Warranties of the Company

         The Company represents, warrants and agrees that:

         (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (File No. 333-xxxxxx), containing a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act and the regulations thereunder (the "Regulations"), and will prepare and file with the Commission any amendments to the registration statement necessary for them to become effective, including an amended preliminary prospectus. The registration statement, as amended, and the amended prospectus on file with the Commission at the time the registration statement becomes effective (including financial statements, exhibits and all other documents related thereto filed as a part thereof or incorporated therein), and any registration statement filed under Rule 462(b) of the Securities Act, are herein

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called the "Registration Statement" and the "Prospectus," respectively, except that if the Registration Statement is amended by a post-effective amendment, the term "Registration Statement" shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term "Prospectus" shall refer to the prospectus as so amended, and if the Prospectus filed by the Company pursuant to Rule 424(b) or 424(c) of the Regulations shall differ from the Prospectus on file at the time the Registration Statement or any post-effective amendment shall become effective, the term "Prospectus" shall refer to the Prospectus filed pursuant to either of such Rules from and after the date on which it shall have been mailed for filing with the Commission. Further, if a separate prospectus is filed and becomes effective with respect solely to the Distribution Reinvestment and Stock Purchase Plan ("DRIP")(a "DRIP Prospectus"), the term "Prospectus" shall refer to such DRIP Prospectus from and after the declaration of effectiveness of such DRIP Prospectus.

         (b) Compliance with the Securities Act. The Registration Statement has been prepared and filed by the Company in conformity with the Securities Act and the applicable instructions and Regulations. The Commission has not issued any order preventing or suspending the use of any prospectus or preliminary prospectus filed with the Registration Statement or any amendments thereto. At the time the Registration Statement becomes effective (the "Effective Date") and at the time that any post-effective amendments thereto become effective and at all times subsequent thereto up to the Termination Date (as defined in Section 3(d) hereof), the Registration Statement and Prospectus (as amended or as supplemented) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations and will in all respects conform to the requirements of the Securities Act and the Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) The Company. The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it is engaged in as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary.

         (d) The Shares. The Shares, when issued, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any shareholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken.

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         (e) Violations. The Company is not in violation of its Articles of
Incorporation ("Articles") or Bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties is bound.

         (f) Taxes. The Company has filed all Federal, state and foreign income tax returns which have been required to be filed on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessment have become due.

         (g) Pending Action. There is no action, suit or proceeding pending or, to the best of the knowledge, information and belief of the Company, threatened to which the Company is a party, before or by any court or governmental agency or body.

         (h) Financial Statements. The financial statements of the Company filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Company as of the date indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and PricewaterhouseCoopers LLP, whose report is filed with the Commission as a part of the Registration Statement, are independent accountants as required by the Securities Act and the Regulations.

         (i) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (a) there has not been any material adverse change in the condition (financial or otherwise) of the Company or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and (b) there have not been any material transactions entered into by the Company except in the ordinary course of business.

         (j) Investment Company Act. The Company does not intend to conduct its business so as to be an "investment company" as that term is defined in the Investment Company Act of 1940, as amended and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an "investment company" within the meaning of the Investment Company Act of 1940.

         (k) Authorization of Agreement. This Agreement and the Advisory Agreement (the "Advisory Agreement") between the Company and Carey Asset Management Corp. (the "Advisor") have been duly and validly authorized, executed and delivered by the Company and constitute the valid agreements of the Company enforceable in accordance with their terms. The execution and delivery of this Agreement and the Advisory Agreement, the consummation of the transactions herein and therein contemplated and the compliance with the terms of this Agreement and the Advisory Agreement by the Company will not conflict with or constitute a

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default under the Articles or bylaws or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, or any of its property, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in
Section 8 of this Agreement may be limited under applicable securities law; and no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement or the Advisory Agreement by the Company, or for the consummation of the transactions contemplated hereby and thereby (except such as have been obtained under the Securities Act or as may be required under state securities or "blue sky" laws in connection with the distribution of the Shares).

         (l) Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.

         (m) Qualification as a Real Estate Investment Trust. The Company intends to satisfy the requirements of the Internal Revenue Code of 1986 as amended (the "Code") for qualification of the Company as a real estate investment trust. The Company has elected to be treated as a real estate investment trust under the Code and will direct the investment of the proceeds of the offering of the Shares in such a manner, and will otherwise operate the business of the Company, so as to comply with such requirements.

         (n) Description of Properties. On the Effective Date and at all times subsequent thereto up to the Termination Date, the section of the Prospectus entitled "Description of Properties" will include, among other things, the location and general character of all materially important real properties held or intended to be acquired by the Company, the nature of the Company's title to or other interest in such properties and the nature and amount of all material mortgages or other liens or encumbrances against such properties and the principal terms of any lease of any such properties and the lessee thereof and such descriptions will be correct in all material respects.

         (o) Gramm-Leach-Bliley Act and USA Patriot Act. The Company complies with the applicable privacy provision of the Gramm-Leach-Bliley Act and the applicable provisions of the USA Patriot Act, in all material respects.

         3. Sales of Shares. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints you as its sales agent ("Sales Agent") to solicit purchasers, along with the Selected Dealers and Selected Investment Advisors (as defined in Section 3(c)), for the Shares during the period (the "Effective Term") from the Effective Date to the Termination Date, including the Shares pursuant to the DRIP, each in the manner described in the Registration Statement. Subject to the performance by the Company of all obligations to be performed by it hereunder and the completeness and accuracy of all of its representations and warranties, you agree to use your best efforts as Sales Agent, promptly following written or telegraphic receipt of notice of the Effective Date from the Company, to offer and sell such number of Shares as contemplated by

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this Agreement at the price stated in the Prospectus. In addition, the Company hereby grants to you the option to offer up to 15,000,000 Additional Shares at the same purchase price per share set forth in Section 3(a) below, for the sole purpose of covering over-allotments in your sale of Firm Shares. This option may be exercised at any time and from time to time, in whole or in part, on or before the thirtieth day preceding the second anniversary of the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised.

         (a) Purchase of Shares. The purchase of Shares must be made during the offering period described in the Prospectus, or after such offering period in the case of purchases made pursuant to the DRIP (each such purchase hereinafter defined as an "Order"). Persons desiring to purchase Shares are required to (i) deliver to you, the appropriate Selected Dealer or Selected Investment Advisor a check in the amount of $10 per Share purchased (subject to certain volume discounts or other discounts as described in the prospectus, or such other per share price as may be applicable pursuant to the DRIP) payable to The Bank of New York, as escrow agent (the "Escrow Agent"), or (ii) authorize a debit of such amount to the account such purchaser maintains with you, the appropriate Selected Dealer or Selected Investment Advisor. For investors residing in certain states, an order form in the form attached to the Prospectus (each an "Order Form") must be completed and submitted to the Company. On a daily basis, you will submit all checks received from investors and transfer, via Federal Reserve bank wire, the total amount debited from investor accounts for the purchase of Shares along with a list including the name, address and telephone number of, the social security number or taxpayer identification number of, the brokerage account number of (if applicable), the number of Shares purchased by, any election to participate in the DRIP by, and the total dollar amount of investment by, each investor on whose behalf checks are submitted or the wire transfer is made. You also will forward all Order Forms to the Company. You shall use your best efforts to wire such funds or transmit checks to the Escrow Agent not later than noon of the next business day after receipt by you from your customer of each Order. You will advise the Escrow Agent whether the funds you are submitting are attributable to individual retirement accounts, Keogh plans, or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 or from some other type of investor.

         All Orders solicited by you will be strictly subject to review and acceptance by the Company and the Company reserves the right in its absolute discretion to reject any Order or to accept or reject Orders in the order of their receipt by the Company or otherwise. Within 30 days of receipt of an Order, the Company must accept or reject such Order. If the Company elects to reject such Order, within 10 business days after such rejection, it will notify the purchaser of such fact and cause the return of such purchaser's funds submitted with such application and any interest earned thereon. If you receive no notice of rejection within the foregoing time limits or if funds submitted by the purchaser are released from escrow to the Company within the foregoing time limits, the Order shall be deemed accepted. You agree to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each potential purchaser of Shares based on information provided by such purchaser regarding such purchaser's financial situation and investment objectives. You agree to maintain, for at least six years, records of the information used by you to determine whether an investment in Shares is suitable and appropriate for a potential purchaser of Shares.

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         (b) Closing Dates and Delivery of Shares. In no event shall a sale of shares to an investor be completed until at least five business days after the date the investor receives a copy of the Prospectus. On the date Shares are first issued to Shareholders (such date being herein referred to as the "Initial Closing Date"), the Escrow Agent will at such time and place as instructed by you and the Company (which instruction shall be subject to the satisfaction on such date of the conditions contained herein), deliver to the Company or its designee immediately available funds in an amount equal to the Escrow Funds on deposit in the Escrow Account prior to the date designated by the Company. If, after the Initial Closing Date, additional sales of Shares are made, on each such date (each such date being referred to as an "Additional Closing Date") and at each such time and place as instructed by you and the Company (which instruction shall be subject to the satisfaction on each such date of the conditions contained herein), the Escrow Agent shall be required to deliver to the Company or its designee immediately available funds in an amount equal to the Escrow Funds on deposit in the Escrow Account prior to the date specified by the Company. The Initial Closing Date and each Additional Closing Date are each herein referred to as a "Closing Date." Closing dates for purchases made pursuant to the DRIP will be as set forth in the DRIP.

         (c) Selected Dealers and Selected Investment Advisors. The Shares offered and sold under this Agreement shall be offered and sold only by you as Sales Agent and by a selling group of brokers or dealers (the "Selected Dealers"), all of whom must be members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), who execute Selected Dealer Agreements with you substantially in the form attached hereto as Exhibit A, and Selected Investment Advisors, who execute Selected Investment Advisor Agreements substantially in the form attached hereto as Exhibit B, all of whom are acceptable to the Company and you (which acceptance shall not be unreasonably withheld by you). You will assist the Company in forming the selling group of Selected Dealers and Selected Investment Advisors. No firm shall be invited to join the selling group of Selected Dealers or Selected Investment Advisors if it is (i) currently subject to any suspension or expulsion pursuant to the rules and regulations of the Commission, the state securities commissions of any of the fifty states, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. as those rules and regulations relate to broker-dealers and registered investment advisors, or the rules and regulations of the NASD or (ii) a "discount broker" as that term is commonly understood in the brokerage industry. The Company and the Advisor or an affiliate thereof agree to participate in your marketing efforts to the extent that you may reasonably request and, without limiting the generality of the foregoing, agree to visit the offices of Selected Dealers and Selected Investment Advisors as you may reasonably designate.

         (d) Compensation. In consideration for your execution of this Agreement, and for the performance of your obligations hereunder, the Company agrees to pay or cause to be paid to you a selling commission (the "Selling Commission") of six and one-half percent ($0.65) of the price of each Share (except for Shares sold pursuant to the DRIP) sold by you or by a Selected Dealer, provided that no commissions shall be paid for shares sold by Selected Investment Advisors; provided further, however, that your Selling Commission shall be reduced with respect to volume sales of Shares to "Single Purchasers" (as defined in the Prospectus). In the case of

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such volume sales to Single Purchasers, on orders of $250,000 or more your
Selling Commission shall be reduced by the amount of the Share purchase price discount. In the case of such volume sales to Single Purchasers, your selling commission will be reduced for each incremental share purchase in the total volume ranges set forth in the table below. Such reduced share price will not affect the amount received by the Company for investment. The following table sets forth the reduced Share purchase price and Selling Commission payable to you:

                                    PURCHASE PRICE PER        SELLING COMMISSION PER
        VOLUME DISCOUNT            SHARE FOR INCREMENTAL      SHARE ON TOTAL SALE FOR
          RANGE FOR A                 SHARE IN VOLUME          INCREMENTAL SHARE IN
       SINGLE PURCHASER               DISCOUNT RANGE           VOLUME DISCOUNT RANGE
       ----------------            ---------------------      -----------------------
$     2,000 -     $  250,000              $10.00                       $0.65
$   250,001 -     $  500,000              $ 9.85                       $0.50
$   500,001 -     $  750,000              $ 9.70                       $0.35
$   750,001 -     $1,000,000              $ 9.60                       $0.25
$ 1,000,001 -     $5,000,000              $ 9.50                       $0.15

         As an example, a single purchaser would receive 50,380 Shares rather than 50,000 Shares for his/her or its investment of $500,000 and the Selling Commission would be $28,940. On the first $250,000 of the investment there would be no discount and the purchaser would receive 25,000 shares at $10 per share. On the remaining $250,000, the per share price would be $9.85 and the purchaser would receive 25,380 shares.

         A refund will be made to the purchaser for any fractional Shares based on the public offering price if such refund is in excess of $1.00. In the foregoing example, $7.00 would be refunded for the fractional Share.

         Selling Commissions for purchases of $5,000,000 or more are negotiable but in no event will the proceeds to the Company be less than $9.35 per Share. Selling Commissions paid will in all cases be the same for the same level of sales.

         Notwithstanding the foregoing, Selling Commissions for all purchases made by an investor pursuant to the DRIP shall be five percent of the purchase price of each Share purchased pursuant to the DRIP.

         The Company will pay to you for reallowance to Selected Dealers only, the amount of any due diligence expense reimbursement paid to the Selected Dealers which you have agreed to pay in the amount of up to one-half percent of the price of each Share sold by each Selected Dealer to which you have agreed to pay such a fee.

         From your total commissions, you agree to reallow to each Selected Dealer with whom you have entered into a Selected Dealer Agreement (no such reallowance will be made for Selected Investment Advisors) an amount of up to $0.65 commission per Share (except in the case of Shares purchased under the DRIP in which case the commission reallowance will be an amount up to $0.50 per Share) for Shares sold by the Company pursuant to Orders solicited by

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such Selected Dealer and the full amount of any Selected Dealer Fee paid to you by the Company on behalf of any Selected Dealer. The Company will also reimburse you for the amount of the Selected Dealer Fee paid to Selected Dealers, which fee will be one and one-half percent of the price of each Share sold by the Selected Dealer. Additionally, the Company will pay to you the Selected Dealer Fee of one and one-half percent for Shares sold directly by you. No payment of commissions will be made by the Company with respect to Orders placed by the Selected Investment Advisors and Orders (or portions thereof), which are rejected by the Company. Selling Commissions will be paid on any Closing Date with respect to the Shares sold to purchasers whose Shares are issued on such Closing Date. The Company will not pay a Selected Dealer Fee for Shares sold through the DRIP.

         The Company represents that neither it nor any of its Affiliates have offered or sold any Shares pursuant to this Offering and agrees that, through the date on which the Offering is terminated (the "Termination Date"), the Company will not offer or sell any Shares otherwise than through you as herein provided.

         (e) Finders Fee. Neither the Company, any Selected Dealer nor any Selected Investment Advisor participating in the Offering shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Shares; provided, however, that normal Selling Commissions payable to a registered broker-dealer or other properly licensed person for selling Shares shall not be prohibited hereby.

         (f) Wholesaling Activities. You hereby agree to provide the following additional services for the Company:

         (1) developing and preparing sales literature to be used by the Company in the offer and sale of the Shares, which sales literature shall comply with the Securities Act and the Regulations thereunder, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "RFP") and the "blue sky" laws of any jurisdiction in which such material is used ("Blue Sky Law"). The sales literature may include, but not be limited to, a slide presentation, a property acquisition report, a brochure and seminar invitations for presentation and distribution to the public and an audio program, a video program and a brochure for presentation and distribution to broker-dealers;

         (2) assisting broker-dealers and registered investment advisors participating in the Offering by coordinating broker-dealer and registered investment advisor seminars, informational meetings, preparing and distributing brochures and other sales literature designed for broker-dealers and registered investment advisors and providing information and answering any questions with regard to the Offering; and

         (3) assisting the Company in enlisting broker-dealers and registered investment advisors to participate in the Offering as selected dealers.

         4. Covenants. The Company covenants to you and each Selected Dealer that it will:

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         (a) Commission Orders. Use its best efforts to cause the Registration
Statement and any subsequent amendments thereto, to become effective as promptly as possible, and will notify you immediately, and confirm the notice in writing,
(i) when the Registration Statement and any post-effective amendment thereto become effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceedings for that purpose or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceedings for any of such purposes, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, and (iv) of any request by the Commission for any amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional information relating thereto. The Company will make every reasonable effort to prevent the issuance by the Commission of a stop order or a suspension order and if the Commission shall enter a stop order or suspension order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

         (b) Registration Statement. Deliver to you, Selected Dealers and Selected Investment Advisors without charge such number of copies of each preliminary prospectus filed with the Registration Statement and each amendment thereto, and as soon as the Registration Statement or any amendment or supplement thereto become effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as you may reasonably request. The Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by you, the Selected Dealers and Selected Investment Advisors both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

         (c) "Blue Sky" Qualifications. Endeavor in good faith, in cooperation with you, the Selected Dealers and counsel to the Selected Dealers, at or prior to the time the Registration Statement becomes effective, to seek the approval of the Offering by the NASD, and to qualify the Shares for offering and sale under the securities laws of all 50 states and the District of Columbia, except in those jurisdictions you may reasonably designate (the "Designated Jurisdictions"), provided, however, the Company shall not be obligated to subject itself to taxation as a party doing business in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless you agree that such action is not at the time necessary or advisable, file and make such statements or reports as are or may reasonably be required by the laws of such jurisdiction.

         (d) Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Securities Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company's counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, the Company will forthwith prepare and furnish without expense to you, the Selected Dealers and Selected Investment Advisors, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated

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therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to an investor, not misleading. During the time when a Prospectus is required to be delivered under the Securities Act, the Company shall comply so far as it is able with all requirements imposed upon it by the Securities Act, as from time to time in force, so far as necessary to permit the continuance of sales of the Shares in accordance with the provisions hereof and the Prospectus.

                  (e) Copies of Reports. During the period the Shares remain outstanding, you will be furnished with the following:

                       (i) as soon as practicable after they have been sent by the Company to the Shareholders or to any class of security holders of the Company or filed with the Commission, two copies of each annual and interim financial and each other report, application or document;

                       (ii) as soon as practicable, two copies of every press release issued by the Company and every material news item and article in respect of the Company or its affairs released by the Company; and

                       (iii) additional documents and information with respect to the Company and its affairs as you may from time to time reasonably request.

         (f) Sales Material. Will deliver to you from time to time, all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not so use or deliver, in connection with the Offering, any such material to which you or your counsel shall reasonably object or disapprove within seven days of delivery of such material to you or which shall be reasonably disapproved by your counsel within such seven-day period.

         (g) Use of Proceeds. Apply the proceeds from the sale of Shares as set forth in the section of the Prospectus entitled "Estimated Use of Proceeds" and operate the business of the Company in accordance with the descriptions of its business set forth in the Prospectus.

         (h) Prospectus Delivery. In case you, any Selected Dealer or Selected Investment Advisor is required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the Effective Date, upon your or such Selected Dealer or Selected Investment Advisor's request, the Company will, at its expense, prepare and deliver to you, such Selected Dealer or Selected Investment Advisor as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

         (i) Financial Statements. Make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company's fiscal quarter next following the Effective Date.

         (j) Compliance with Exchange Act. Comply with the requirements of the Securities Exchange Act of 1934 ("Exchange Act") relating to the Company's obligation to file periodic reports including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

         5. Covenants of the Sales Agent. You covenant and agree with the Company as follows;

         (a) Compliance with Laws. In connection with the offer and sale of Shares, you shall comply with any applicable requirements of the Securities Act, the Exchange Act and the applicable state securities or "blue sky" laws, and the rules and regulations thereunder.

         (b) Accuracy of Information. No information supplied by you for use in the Registration Statement will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.

         (c) No Additional Information. You will not give any information or make any representation in connection with the offering of the Shares other than that contained in the Prospectus.

         (d) Sale of Shares. You shall act as Sales Agent and solicit, directly or through Selected Dealers and Selected Investment Advisors, purchasers of the Shares only in the jurisdictions in which you have been advised by the Company that such solicitations can be made and in which you, the soliciting Selected Dealer or Selected Investment Advisor, as the case may be, are qualified to so act.

         6. Payment of Expenses.

         (a) Expenses. Whether or not the transactions contemplated in this Agreement are consummated or if this Agreement is terminated, the Company will pay, in addition to the underwriting compensation described in Section 3(d) (which you may retain up to the point of termination unless this agreement is terminated without any shares being sold, in which case no such underwriting compensation shall be paid), all fees and expenses incurred in connection with the formation, qualification and registration of the Company and in marketing, distributing and processing the Shares under applicable Federal and state law, and any other fees and expenses actually incurred and directly related to the offering and sale of the Shares and your other obligations under this Agreement, including such fees and expenses as: (i) the preparing, printing, filing and delivering of the Registration Statement (as originally filed and all amendments thereto) and of any preliminary prospectus and of the Prospectus and any amendments thereof or supplements thereto and the preparing and printing of the Selected Dealer Agreements, this Agreement and Order Forms, including the cost of all copies thereof and any financial statements or exhibits relating to the foregoing supplied to you, Selected Dealers and Selected Investment Advisors in quantities reasonably requested by you; (ii) the preparing and printing of the solicitation material and related documents and the filing and/or recording of such certified certificates or other documents necessary to comply with the laws of the State of Maryland for the formation of a corporation and thereafter for the continued good standing of a

Company; (iii) the issuance and delivery of the Shares, including any transfer or other taxes payable thereon; (iv) any escrow arrangements in connection with the transactions described herein, including any compensation or reimbursement to an escrow agent for its services as such; (v) the qualification or registration of the Shares under state securities or "blue sky" laws; (vi) the filing fees payable to the Commission and to the NASD; (vii) the preparation and printing of advertising material in connection with and relating to the Offering, including the cost of all sales literature and investor and broker-dealer sales and information meetings; (viii) the cost and expenses of counsel and accountants of the Company; and (ix) any other expenses of issuance and distribution of the Shares. The Company shall also reimburse directly all other entities for the expenses of the type described in clauses (i) through
(ix) of the preceding sentence incurred directly by those entities at your request.

         (b) Sales Incentive Programs. Subject to the satisfactory completion of any regulatory reviews and examinations which may be required, the prior review and approval and the rules of the NASD (including Rule 2710 (c)(6)(B)(xii)) and approval by the Company or the Advisor, the Company, the Advisor and Affiliates of the Advisor may establish sales incentive programs for your associated persons or the associated persons of Selected Dealers only. Sales incentives will be deemed to be additional underwriting compensation. The aggregate value of incentives paid directly to an individual associated person during the Offering will not exceed $100 in any given year.

         (c) Limitation. Notwithstanding the foregoing, the total underwriting compensation paid to the Sales Agent and Selected Dealers from any source in connection with the Offering pursuant to Section 3(d) hereof and this Section 6 shall not exceed 10% of the gross proceeds of the sale of the Shares, plus one-half of one percent of such gross proceeds for bona fide due diligence expenses. The Company and you agree to monitor the payment of all fees and expense reimbursements to assure that this limit is not exceeded.

         7. Conditions of Your Obligations. Your obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, to the performance by the Company of its obligations hereunder and to the following terms and conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 P.M., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with to the reasonable satisfaction of your counsel and no stop order or similar order shall be in effect in any jurisdiction in which the Company intends to offer Shares (except in the Designated Jurisdictions).

         (b) Opinion of Counsel. At the Effective Date, you shall receive the favorable opinion of Reed Smith LLP, counsel for the Company, dated the Effective Date, addressed to you substantially to the effect that:

              (i) the Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary;

              (ii) the Shares have been duly authorized and, after being duly issued and sold in accordance with the terms set forth in the Registration Statement, will be validly issued, fully paid and non-assessable Shares; and no holder thereof is or will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company, and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken;

              (iii) this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid, binding and enforceable agreement of the Company except: (A) as may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought; and (C) that rights to indemnity may be limited by federal or state securities laws or the public policy underlying such laws;

              (iv) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order has been issued nor are proceedings for a stop order pending or threatened under the Securities Act;

              (v) the Advisory Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and the Advisor and constitutes the valid, binding and enforceable agreement of the Company and the Advisor except: (A) as may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; and
              (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought;

              (vi) to the best of such counsel's knowledge and information, there is no litigation or governmental proceeding pending or threatened against the Company which might materially and adversely affect the business, properties, condition (financial or otherwise) or earnings of the Company, except as referred to in the Prospectus, and no consent, approval, authorization, registration, qualification, license or order of any court, regulatory or other governmental agency or body is required in connection with the consummation of the transactions contemplated by this Agreement or the Registration Statement and the Prospectus, except such as may be necessary under the Securities Act or state "blue sky" or securities laws in connection with the Offering or such as may have been previously obtained;

              (vii) neither the execution and delivery of this Agreement or the Advisory Agreement nor compliance with the terms and provisions hereof or thereof will, and consummation of the transactions contemplated herein and in the Prospectus do not and will not, result in any violation of the Articles or bylaws, conflict with or result in a breach of or default (or an event which with the giving of notice or lapse of time or both would constitute a default) under, any of the terms, provisions or conditions of any statute, order, judgment, writ, injunction, decree, agreement, rule, regulation, instrument or organizational document known to such counsel, to which the Company is a party or, to the best of such counsel's knowledge and information, by which the Company is bound;

              (viii) the Advisor has been duly formed and validly exists as a limited partnership in good standing under the laws of the Commonwealth of Pennsylvania as a limited partnership with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus and is duly qualified to do business and is in good standing in each other jurisdiction in which it transacts business of a type that would make such qualification necessary;

              (ix) Carey Financial Corporation has been duly incorporated and validly exists as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full power and authority to conduct the business in which it engages as described in the Prospectus. Carey Financial Corporation is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of the nature or transacts business of a type, that would make such qualification necessary;

              (x) the statements in the Prospectus under the captions "Risk Factors -- Failure to qualify as a REIT could adversely affect our operations and ability to make distributions," "Description of Shares" and "United States Federal Income Tax Considerations" insofar as they are, or refer to, statements of law or legal conclusions, are correct and fairly present the information required to be shown therein; and

              (xi) at the time the Registration Statement was filed and at the time it initially became effective, such Registration Statement and the Prospectus (other than the financial statements and the prior performance tables included therein, as to which no opinion is rendered) complied as to form in all material respects with the requirements of the Securities Act and the Regulations and nothing came to such counsel's attention which would lead such counsel to believe that either the Registration Statement or the Prospectus, at the time they initially became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering the opinions set forth above, counsel may rely, as to matters of law of states other than Pennsylvania, upon the opinions of other counsel, in each case satisfactory in form and substance to you, and counsel shall state such opinions are satisfactory in form and scope to them and that they believe you may rely on them, and as to matters of fact, upon communications, statements and certificates from public officials, and certifications and statements from officers of the Company.

         (c) Accountant's Letter. On the Effective Date you shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to you in all respects (including the nonmaterial nature of the changes and decreases, if any, referred to in clause (iii) herein), advising that:

              (i) they are independent certified public accountants as required by the Securities Act and the Regulations and the answer to Item 27 of the Registration Statement does not require any statement relating to them;

              (ii) it is their opinion that the financial statements and supporting schedules filed as part of the Registration Statement and those included in the Prospectus, and covered by their opinions therein, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Regulations relating to financial statements in the registration statement on Form S-11;

              (iii) based on the limited review set forth in detail in such letter, nothing came to their attention that caused them to believe that during the period from the date of the balance sheet of the Company contained in the Prospectus to a specified date not more than five (5) days prior to the date on which the Registration Statement initially becomes effective, there was any change in the stockholder's equity, liabilities or net assets of the Company as compared with the amounts shown in such balance sheet other than as such change may have been contemplated by or set forth in the Registration Statement or Prospectus;

              (iv) based on procedures consisting of a reading of the percentages and dollar amounts and related text set forth in the Prospectus and the Registration Statement under the captions "Prior Offerings by Affiliates" and "Prior Performance Tables" (including Table VI included as an exhibit to the Registration Statement), and all dollar amounts in the related notes referenced therein, inquiry of officers and other employees of the corporate general partner of Corporate Property Associates, Corporate Property Associates 2, Corporate Property Associates 3, Corporate Property Associates 4, a California limited partnership, Corporate Property Associates 5, Corporate Property Associates 6 - a California limited partnership, Corporate Property Associates 7 - a California limited partnership, Corporate Property Associates 8, L.P., and Corporate Property Associates 9, L.P., (collectively the "CPA(R) Partnerships") and the officers and other employees of Corporate Property Associates 10 Incorporated, Carey Institutional Properties Incorporated, Corporate Property Associates 12 Incorporated, Corporate Property Associates 14,

              Incorporated and Corporate Property Associates 15 Incorporated (collectively the "CPA(R) REITs"), and counsel for the CPA(R) Partnerships and the CPA(R) REITs, they have found such percentages and dollar amounts to be in agreement with the respective relevant accounting and financial records of the CPA(R) Partnerships and CPA(R) REITs; and

              (v) they have conducted such other procedures as may be mutually agreed by the Company, Selected Dealers and Selected Investment Advisors.

         (d) Stop Orders. On the Effective Date and during the Effective Term no order suspending the sale of the Shares in any jurisdiction (except the Designated Jurisdictions) nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.

         (e) Information Concerning the Advisor. On the Effective Date, you shall receive a letter dated the Effective Date from the Advisor, confirming that: (1) the Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid agreement of the Advisor enforceable in accordance with its terms; (2) the execution and delivery of the Advisory Agreement, the consummation of the transactions therein contemplated and compliance with the terms of the Advisory Agreement by the Advisor will not conflict with or constitute a default under its partnership agreement or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Advisor is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Advisor, or any of its property; (3) no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Advisory Agreement by the Advisor, or for the consummation of the transactions contemplated thereby; and (4) the Advisor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the nature of its business would make such qualification necessary.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, this Agreement and all your obligations hereunder may be canceled by you by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Sections 3(d), 6, 8, 9 and 10 hereof.

         All certificates, letters and other documents referred to in this
Section 7 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Company will furnish you with conformed copies of such certificates, letters and other documents, as you shall reasonably request.

         8. Indemnification.

         (a) Indemnification by the Company. Subject to the conditions set forth below and those included in the Articles and Bylaws, the Company agrees to indemnify and hold harmless you, each Selected Dealer, each Selected Investment Advisor and each person, if any, who controls you, any such Selected Dealer or Selected Investment Advisor within the meaning of Section 15 of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon: (1) any untrue or alleged untrue statement of a material fact contained (i) in the Registration Statement or the Prospectus (as from time to time amended or supplemented) or any related preliminary prospectus; or (ii) in any application or other document (in this Section 8 collectively called "application") executed by the Company or based upon information furnished by the Company and filed in any jurisdiction in order to qualify the Shares under the securities laws thereof; or (2) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, unless any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be. Notwithstanding the foregoing, the Company shall not indemnify the Sales Agent for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of Securities laws.

         (b) Indemnification by You. Subject to the conditions set forth below, you agree to indemnify and hold harmless the Company, each of its directors, those of its officers who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from the Company but only with respect to an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement (as from time to time amended or supplemented) or Prospectus, or any related preliminary prospectus, any application made in reliance upon or, in conformity with, written information furnished by you expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto, in any related preliminary prospectus or in any of such applications.

         (c) Procedure for Making Claims. Each indemnified party shall give prompt notice to each indemnifying party of any claim or action (including any governmental investigation) commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. The indemnifying party, jointly with any other indemnifying parties receiving such notice, shall assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnity agreements contained in this Section 8 and the warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any termination of this Agreement. An indemnifying party shall not be liable to an indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. The Company agrees promptly to notify you of the commencement of any litigation or proceedings against the Company in connection with the issue and sale of the Shares or in connection with the Registration Statement or Prospectus.

         (d) Contribution. Subject to the limitations set forth in Section 8(a) hereof and in order to provide for just and equitable contribution where the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, except by reason of the terms thereof, the Company on the one hand and you on the other shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the Offering based on the public offering price of the Shares sold and the Selling Commissions received by you with respect to such Shares sold. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to above but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting commissions but before deducting expenses) received by the Company bear to the total underwriting commissions received by you. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or you on the other. The Company agrees with you that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation, or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price of the Shares sold by you to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or Section 10(b) of the Securities Exchange Act of 1934, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person that controls you within the meaning of Section 15 of the Securities Act shall have the same right to contribution as you, and each person who controls the Company within the meaning of Section 15 of the Securities Act shall have the same right to contribution as the Company.

         9. Representations and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates shall remain operative and in full force and effect regardless of any investigation made by any party, and shall survive the Termination Date.

         10. Effective Date, Term and Termination of this Agreement.

         (a) This Agreement shall become effective as of the date it is executed by all parties hereto. You or the Company may elect to terminate this Agreement prior to the time the Registration Statement is declared effective by the Commission without liability of any party to any other party, except as provided in Section 10(e) hereof.

         (b) You shall have the right to terminate this Agreement at any time during the Effective Term without liability of any party to any other party except as provided in Section 10(e) hereof if: (i) any representations or warranties hereunder shall be found to have been incorrect or misleading; or
(ii) the Company shall fail, refuse or be unable to perform any condition of its obligations hereunder, or (iii) the Prospectus shall have been amended or supplemented despite your objection to such amendment or supplement as provided in subsection (a) of Section 2 hereof, or (iv) all trading on the New York Stock Exchange or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading generally shall have been fixed, or maximum ranges for prices for all securities shall have been required, on the New York Stock Exchange or the American Stock Exchange by such exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (v) the United States shall have become involved in a war or major hostilities; or (vi) a banking moratorium shall have been declared by a state or federal authority or person; or (vii) the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will in your opinion make it inadvisable to proceed with the offering and sale of the Shares; or (viii) there shall have been, subsequent to the dates information is given in the Registration Statement and the Prospectus, such change in the business, properties, affairs, condition (financial or otherwise) or prospects of the Company whether or not in the ordinary course of business or in the condition of securities markets generally as in your sole judgment would make it inadvisable to proceed with the offering and sale of the Shares, or which would materially adversely affect the operations of the Company.

         (c) If this Agreement shall be terminated for reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement to be performed or satisfied by them pursuant to Section 7 hereof, you may elect to terminate this Agreement without liability of any party to any other party except as provided in Section 10(e) hereof.

         (d) The Company shall have the right to terminate this Agreement without cause on 60 days' notice in writing to you without penalty, subject to liability as provided in Section 10(e) hereof.

         (e) In the event this Agreement is terminated by any party pursuant to Sections 10(a), 10(b), 10(c) or 10(d) hereof, the Company shall pay all expenses of the Offering as required by Section 6 hereof and no party will have any additional liability to any other party except for any liability which may exist under Section 8 hereof; and provided further, that if you terminate your participation in the Offering in other than good faith, the Company shall not be responsible for the expenses described in clause (vii) of subsection (a) of
Section 6 hereof other than expenses of counsel to the Selected Dealers or Selected Investment Advisors. In no event will the Company be liable to reimburse you for expenses other than your actual out-of-pocket expenses.

         (f) If you elect to terminate this Agreement as provided in this
Section 10, you shall notify the Company promptly by telephone or telegram with confirmation by letter. If the Company elects to terminate this Agreement as provided in this Section 10, the Company shall notify you promptly by telephone or telegram with confirmation by letter.

         11. Notices.

         (a) All communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, or personally delivered, to you at 50 Rockefeller Plaza, New York, New York 10020, and if sent to the Company shall be mailed, or personally delivered, to the Company at 50 Rockefeller Plaza, New York, New York 10020, Attention: Mr. Wm. Polk Carey and Mr. Gordon DuGan.

         (b) Notice shall be deemed to be given by you to the Company or by the Company to you when it is mailed or personally delivered as provided in subsection (a) of this Section 11.

         12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon you, the Company, and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained, except that the Selected Dealers and Selected Investment Advisors shall have the rights granted to them pursuant to Section 8 hereof. Notwithstanding the foregoing, this Agreement may not be assigned without the consent of the parties hereto.

         13. Construction. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements to be made and performed entirely within such state.

         14. Finders' Fees. You shall have no liability for any finders' fees owed in connection with the transactions contemplated by this Agreement.

         15. Severability. Any provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         16. Additional Offerings. The terms of this Agreement may be extended to cover additional offerings of shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms "Shares", "Offering", "Registration Statement" and "Prospectus" set forth herein shall be deemed to be amended as set forth in such addendum.

         If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided on the attached page for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                          CORPORATE PROPERTY ASSOCIATES
                                          16 INCORPORATED

                                          By:___________________________________

                                          Its:__________________________________

Accepted as of the
Date first above
Written:

CAREY FINANCIAL CORPORATION

By:_______________________________

Its:______________________________

Exhibit Index

Exhibit A - Selected Dealer Agreement
Exhibit B - Selected Investment Advisor Agreement